SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 10, 2004

                                 GOAMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                       0-29359              22-3693371
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  (State or Other Jurisdiction     (Commission File Number)    (IRS Employer
        of Incorporation)                                    Identification No.)



     433 HACKENSACK AVENUE, HACKENSACK NJ                       07601
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   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (201) 996-1717


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

         99.1     As described in Item 12 of this Report

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 10, 2004, the Company issued a press release regarding results for the three months and year ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GOAMERICA, INC.

                                        By: /s/ Daniel R. Luis
                                            -----------------------------
                                            Daniel R. Luis
                                            Chief Executive Officer
                                            Dated: March 11, 2004

                                  EXHIBIT INDEX

   EXHIBIT NO.    DESCRIPTION
   -----------    -----------

         99.1 Press Release of GoAmerica, Inc., dated March 10, 2004, regarding financial results of the three months and year ended December 31, 2003.